SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA NATURAL RESOURCES EQUITY INCOME FUND

(Name of Registrant as Specified in Its Charter)

_________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

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Voya Asia Pacific High Dividend Equity Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

Voya International High Dividend Equity Income Fund

Voya Natural Resources Equity Income Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 14, 2015

Dear Shareholder:

On behalf of the Boards of Trustees (the “Board”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”) of Voya Asia Pacific High Dividend Equity Income Fund, Voya Emerging Markets High Dividend Equity Fund, Voya Global Advantage and Premium Opportunity Fund, Voya Global Equity Dividend and Premium Opportunity Fund, Voya Infrastructure, Industrials and Materials Fund, Voya International High Dividend Equity Income Fund, and Voya Natural Resources Equity Income Fund (each a “Fund,” collectively, the “Funds”). The Annual Meeting is scheduled for 1:00 p.m., Local time, on July 1, 2015, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Annual Meeting, shareholders of each Fund will be asked to elect four nominees to the Board of Trustees of such Fund (the “Proposal”).

Formal notice of the Annual Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than June 30, 2015.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF Annual MEETING OF SHAREHOLDERS

OF

Voya Asia Pacific High Dividend Equity Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

Voya International High Dividend Equity Income Fund

Voya Natural Resources Equity Income Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for July 1, 2015

To the Shareholders:

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders (the “Annual Meeting”) of Voya Asia Pacific High Dividend Equity Income Fund (“IAE”), Voya Emerging Markets High Dividend Equity Fund (“IHD”), Voya Global Advantage and Premium Opportunity Fund (“IGA”), Voya Global Equity Dividend and Premium Opportunity Fund (“IGD”), Voya Infrastructure, Industrials and Materials Fund (“IDE”), Voya International High Dividend Equity Income Fund (“IID”), and Voya Natural Resources Equity Income Fund (“IRR”) (each a “Fund,” collectively, the “Funds,”) is scheduled for 1:00 p.m., Local time, on July 1, 2015 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Annual Meeting, shareholders will be asked:

1.	To elect four nominees to the Board of Trustees of each Fund (the “Proposal”);

2.	To transact such other business, not currently contemplated, that may properly come before the Annual Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposal to be placed before the Annual Meeting.

The Boards of Trustees recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on April 2, 2015, are entitled to notice of, and to vote at, the Annual Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Annual Meeting, please complete, sign, and return promptly, but in no event later than June 30, 2015, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds, or by voting in person at the Annual Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

May 14, 2015

PROXY STATEMENT

May 14, 2015

Voya Asia Pacific High Dividend Equity Income Fund

Voya Emerging Markets High Dividend Equity Fund

Voya Global Advantage and Premium Opportunity Fund

Voya Global Equity Dividend and Premium Opportunity Fund

Voya Infrastructure, Industrials and Materials Fund

Voya International High Dividend Equity Income Fund

Voya Natural Resources Equity Income Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Annual Meeting of Shareholders
Scheduled for July 1, 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 1, 2015
This Proxy Statement and Notice of Annual Meeting of Shareholders are available at: www.proxyvote.com/voya

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Introduction

Voya Asia Pacific High Dividend Equity Income Fund (“IAE”)
Voya Emerging Markets High Dividend Equity Fund (“IHD”)
Voya Global Advantage and Premium Opportunity Fund (“IGA”)
Voya Global Equity Dividend and Premium Opportunity Fund (“IGD”)
Voya Infrastructure, Industrials and Materials Fund (“IDE”)
Voya International High Dividend Equity Income Fund (“IID”)
Voya Natural Resources Equity Income Fund (“IRR”)
(each a “Fund”, collectively, the “Funds”)

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) and a Proxy Ballot for each Fund in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Annual Meeting of Shareholders. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What proposal will be considered at the Annual Meeting?

At the annual meeting of shareholders (the “Annual Meeting”), shareholders of each Fund are being asked to approve the election of four nominees to the Board of Trustees of each Fund (the “Proposal”).

Who is eligible to vote?

Shareholders holding an investment in shares of a Fund as of the close of business on April 2, 2015 (the “Record Date”) are eligible to vote at the Annual Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•	By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•	In Person at the Annual Meeting. You can vote your shares in person at the Annual Meeting. If you expect to attend the Annual Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

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To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 p.m., Local time, on June 30, 2015.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on July 1, 2015, at 1:00 p.m., Local time, and, if the Annual Meeting is adjourned or postponed, any adjournments or postponements of the Annual Meeting will also be held at the above location. If you expect to attend the Annual Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Funds?

Should you have any questions about the Funds, please contact Shareholder Services toll free at (800) 992-0180. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. Copies of each Fund’s Annual Report for the fiscal year ended February 28, 2015 and the Semi-Annual Report for the period ended August 31, 2014 were previously mailed to shareholders and are available upon request without charge on the Internet at http://www.voyainvestments.com/literature or by contacting the Funds at:

Voya Investment Management

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Who are the affiliated service providers to the Funds?

Voya Investments, LLC (“Voya Investments” or the “Adviser”) serves as the investment adviser to the Funds. Voya Investments Distributor, LLC (the “Distributor”) serves as distributor for IGA and IGD. The principal offices of the Adviser, Administrator, and Distributor are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Voya Investment Management Co. LLC (“Voya IM”) serves as the sub-adviser to each Fund except IAE, IHD, IGA and IGD. The principal office of Voya IM is located at 230 Park Avenue, New York, NY 10169.

The Adviser, the Distributor, and Voya IM are all indirect, wholly-owned subsidiaries of Voya Financial, Inc.

ING Investment Management Advisors B.V. currently manages assets for IAE, IHD, IGA and IGD; however, in the future, the Adviser may allocate these Fund’s assets to Voya IM for management, and may change the allocation of these Fund’s assets among the two sub-advisers in its discretion, to pursue a Fund’s investment objective. Each sub-adviser would make investment decisions for the assets it is allocated to manage.

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in

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order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Adviser represented that the investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the investment advisory and affiliated sub-advisory agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not

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be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from this transaction.

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Proposal One – Election of the 2015 Nominees

What is Proposal One?

As a shareholder of one or more of the Funds, you are being asked to consider the election of four individuals to the Board of Trustees of your Funds: Colleen D. Baldwin, Peter S. Drotch, Russell H. Jones and Joseph E. Obermeyer (the “2015 Nominees”). Each would be elected for a three-year term and until his or her successor is duly elected and qualified.

Each Fund’s charter document provides that the Board of Trustees for each Fund (collectively, the “Board”) is divided into three classes in order to limit the ability of other entities or persons to acquire control of the Funds or to change the composition of the Board. At each annual meeting the term of office for one of the three classes expires and shareholders are asked to elect nominees for that class. At this Annual Meeting, the term of office for the Trustees in the following classes will expire and shareholders are being asked to consider the election of the 2015 Nominees for those classes.

Fund	Class I	Class II	Class III
IAE		x
IDE			x
IGA	x
IGD	x
IHD	x
IID		x
IRR			x

Ms. Baldwin and Messrs. Drotch, Jones and Obermeyer are not “interested persons” of the Funds, as defined in the 1940 Act. Such persons are commonly referred to as “Independent Trustees.” Each 2015 Nominee is currently a Trustee of the Funds and has consented to serve as a Trustee and to being named in this Proxy Statement.

Please read the section entitled “Further Information about the Trustees and Officers” before voting on the Proposal.

Who are the 2015 Nominees and what are their qualifications?

Set forth below is pertinent information about each 2015 Nominee.

Independent Nominees

Colleen D. Baldwin has been a Trustee of the Funds and a board member of other investment companies in the Voya family of funds since 2007. She also has served as the Chairperson of the Board’s Domestic Equity Funds Investment Review Committee (“DE IRC”) since 2014 and, prior to that, as the Chairperson of the Board’s Nominating and Governance Committee since 2009. Ms. Baldwin is currently an Independent Director of DSM/Dentaquest and is a member of its Audit and Finance/Investment Review Committees. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following

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financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

Peter S. Drotch has been a Trustee of the Funds and a board member of other investment companies in the Voya family of funds since 2007. He has also served as the Chairperson of the Board’s Audit Committee since January 1, 2015. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch is also a Director of First Marblehead Corporation (student loans), Tufts Health Plan (health insurance), and the University of Connecticut Foundation, Inc. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.

Russell H. Jones has been a Trustee of the Funds since 2013, and a board member of other investment companies in the Voya family of funds since 2007. He also has served as the Chairperson of the Board’s Compliance Committee since 2014. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Joseph E. Obermeyer has been a Trustee of the Funds since 2013, and a board member of other investment companies in the Voya family of funds since 2003. He also has served as the Chairperson of the Board’s Joint Investment Review Committee (“Joint IRC”) since 2014. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until

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1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.

For additional information on the 2015 Nominees, please see Appendix A.

No 2015 Nominee is a party adverse to the Funds or any of their affiliates in any material pending legal proceeding, nor does any 2015 Nominee have an interest materially adverse to the Funds.

If any or all of the 2015 Nominees become unavailable for each Fund due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in each Fund’s charter documents.

Who are the Trustees?

Each 2015 Nominee is a currently a Trustee of the Board.

John V. Boyer, Patricia W. Chadwick, Albert E. DePrince, Jr., and Sheryl K. Pressler (the “2016 Trustees”) serve as Class I Trustees for IDE and IRR; Class II Trustees for IGA, IGD, and IHD; and Class III Trustees for IAE and IID. The 2016 Trustees will serve until the 2016 annual meeting of the Funds, at which time, they or their successors, will be considered for another three-year term.

Patrick W. Kenny, Shaun P. Mathews, and Roger B. Vincent (the “2017 Trustees”) serve as Class I Trustees for IAE and IID; Class II Trustees for IDE and IRR; and Class III Trustees for IGA, IGD, and IHD. The 2017 Trustees will serve until the 2017 annual meeting of the Funds, at which time, they or their successors, will be considered for another three-year term. For additional information on the 2016 and 2017 Trustees, please see Appendix B.

How long will the Trustees serve on the Board?

If elected, each 2015 Nominee would serve as a Trustee for a three-year term and until a successor is duly elected and qualified, or if sooner, until their death, resignation, or retirement. The Independent Trustees have adopted a policy requiring each Independent Trustee to retire, without further action on the part of the Independent Trustee or the Board, at the close of business on December 31 of the calendar year in which such Independent Trustee attains the age of 75 (the “Retirement Date”); provided, however, by vote of a majority of the other Independent Trustees, the Retirement Date for an Independent Trustee may be extended to a later date if, as a result of such retirement, the Funds would be required to hold a meeting of shareholders to appoint a successor or otherwise comply under applicable law, in which case the Independent Trustee shall continue to be a member of the Board until the date of the shareholder meeting or until such time as the shareholder meeting is no longer required (as determined by vote of a majority of the other Independent

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Trustees). Pursuant to the retirement policy, Mr. Drotch would be expected to retire effective December 31, 2017.

What is the required vote?

Shareholders of each Fund will vote separately as a single class on the election of each 2015 Nominee. There is no cumulative voting for the election of Trustees. The election of each 2015 Nominee must be approved by a majority of the votes cast at the Annual Meeting at which a quorum is present. Shareholders who vote for the Proposal will vote for each 2015 Nominee. Those shareholders who wish to withhold their vote on any specific nominee(s) may do so on the Proxy Ballot. Shareholders do not have appraisal rights in connection with the Proposal.

What is the Board’s recommendation?

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the nomination of each of the 2015 Nominees. The Board is recommending that the shareholders vote “FOR” each of the 2015 Nominees.

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Further Information about the Trustees and Officers

How is the Board structured?

The Funds are governed by the Funds’ Board, which oversees the Funds’ business and affairs. The Board delegates the day-to-day management of the Funds to the Funds’ officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Funds do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.

The Board Leadership Structure and Related Matters

The Board is comprised of eleven (11) members, ten (10) of whom are Independent Trustees.

The Funds are seven of 24 registered investment companies (with a combined total of approximately 158 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s/trust’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently John V. Boyer, serves as the Chairperson of the Board of the Funds. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Funds, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Boyer does not hold a position with any firm that is a sponsor of the Funds. The designation of an individual as the Independent Chairperson does not impose on such Independent Trustee any duties, obligations, or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a three-day period and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

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The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Funds to review the scope of the Funds’ audit and the Funds’ financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of five (5) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Drotch, Kenny, Obermeyer, and Vincent. Mr. Drotch currently serves as the Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch, Kenny, Obermeyer, and Vincent have each been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee currently meets regularly five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held five (5) meetings during the fiscal year ended February 28, 2015.

The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional joint meetings during the fiscal year ended February 28, 2015.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) serving as a committee, and in such capacity, to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the

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Compliance Committee and the Board; (vi) making recommendations regarding the role, performance and oversight of the CCO; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Funds’ advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.

The Compliance Committee currently consists of five (5) Independent Trustees: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer and Jones. Mr. Jones currently serves as the Chairperson of the Compliance Committee. The Compliance Committee currently meets regularly four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four (4) meetings during the fiscal year ended February 28, 2015.

The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional joint meetings during the fiscal year ended February 28, 2015.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya funds (including the Funds). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.

The Contracts Committee currently consists of all ten (10) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. It is expected that the Contracts Committee will meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held six (6) meetings during the fiscal year ended February 28, 2015.

On January 23, 2014, the Board established a Contracts Sub-Committee for the purpose of initially reviewing substantially all of the matters to be

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considered by the Contracts Committee. The Contracts Sub-Committee consisted of seven (7) Independent Trustees. The following Trustees served as members of the Contracts Sub-Committee: Dr. DePrince, Mses. Baldwin, Chadwick, and Pressler, and Messrs. Boyer, Obermeyer, and Vincent. Ms. Pressler served as the Chairperson of the Contracts Sub-Committee. The Contracts Sub-Committee held six (6) meetings during the fiscal year ended February 28, 2015.

On January 22, 2015, the Board discontinued the Contracts Sub-Committee, at which point it was determined that the activities performed by the Contracts Sub-Committee would be performed by the Contracts Committee.

Investment Review Committees. The Board has established, for all of the funds under its direction, the following three Investment Review Committees: (i) the Joint IRC; (ii) the DE IRC; and (iii) the Investment Review Committee for the International/Balanced/Fixed-Income Funds (“I/B/F IRC”). Each of the Investment Review Committees performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or subadvisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds. All of the Funds are monitored by the Investment Review Committee. Each Committee is described below.

The Joint IRC currently consists of all of the members of the Board, including the ten (10) Independent Trustees and one (1) Trustee who is an “interested person” of the funds in the Voya family of funds, as defined in the 1940 Act (“Interested Trustee”). Mr. Obermeyer currently serves as the Chairperson of the Joint IRC. The Joint IRC was established on January 23, 2014. Prior to January 23, 2014, the Board held joint meetings of the I/B/F IRC and the DE IRC. The Joint IRC currently meets regularly six (6) times per year. The Joint IRC held six (6) meetings during the fiscal year ended February 28, 2015.

The DE IRC currently consists of five (5) Independent Trustees. The following Trustees serve as members of the DE IRC: Ms. Baldwin and Messrs. Drotch, Jones, Obermeyer, and Vincent. Ms. Baldwin currently serves as the Chairperson of the DE IRC. The DE IRC currently meets regularly six (6) times per year. The DE IRC held six (6) meetings during the fiscal year ended February 28, 2015.

The I/B/F IRC currently consists of five (5) Independent Trustees and one (1) Interested Trustee. The following Trustees serve as members of the I/B/F IRC: Dr. DePrince, Mses. Chadwick and Pressler and Messrs. Boyer, Kenny, and Mathews. Ms. Chadwick currently serves as the Chairperson of the I/B/F IRC. The I/B/F IRC currently meets regularly six (6) times per year. The I/B/F IRC held six (6) meetings during the fiscal year ended February 28, 2015.

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The DE IRC and the I/B/F IRC held six (6) joint meetings during the fiscal year ended February 28.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Funds’ Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258- 2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Funds’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of

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the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

The Nominating and Governance Committee currently consists of six (6) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Mses. Baldwin and Chadwick, and Messrs. Boyer, Drotch, Jones, and Kenny. Mr. Kenny currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets three (3) times per year and on an as-needed basis. The Nominating and Governance Committee held four (4) meetings during the fiscal year ended February 28, 2015.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Funds is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Funds. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Funds or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Funds. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; and (ix) the risk of conflicts of interest affecting Voya affiliates in managing the Funds. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Funds. In addition, many service providers to the Funds have adopted their own policies, procedures, and controls designed to address particular risks to the Funds. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Funds, including the CCOs for the Funds and the Adviser and the Funds’ Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and

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strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Funds. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio managers. Although the IRD works closely with management of the Funds in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.

What are the Trustees paid for their services?

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation. Effective January 1, 2015, each Fund pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Mr. Boyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Drotch, Jones, Kenny, and Obermeyer as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

Prior to January 1, 2015, each Fund paid each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $230,000; (ii) Mr. Boyer, as the Chairperson of the Board, received an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. J. Michael Earley (former Board member, retired December 31, 2014), Jones, Kenny and Obermeyer as the Chairpersons of Committees of the Board, each received an additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000 and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion could from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings, and $2,500 for special telephonic meetings.

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The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliates for which the Trustees serve in common as Trustees.

Certain future payment arrangements apply to certain Trustees. More particularly, each Independent Trustee, with the exception of Dr. DePrince and Messrs. Jones and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”) if such Trustee: (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability. Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Appendix C details the compensation paid to the Trustees by each Fund and by all funds in the Voya family of funds.

Do the Trustees own shares of the Funds or certain affiliates?

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund include, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.

Prior to May 22, 2014, under this Ownership Policy, the initial value of investments in the Voya family of funds that Trustees were required to beneficially own must have been equal to at least $100,000. On May 22, 2014, the Board amended the Ownership Policy to increase the initial value of investments that a Trustee must own in the Voya family of funds to $230,000. On January 22, 2015, the Board again amended the Ownership Policy (the “Amended Ownership Policy”) to require the initial value of investments in the

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Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time. The Amended Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Amended Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable time of becoming a Trustee. For purposes of the Amended Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy. As of December 31, 2014, all Independent Trustees were in compliance with the Ownership Policy.

Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.

As of April 2, 2015, none of the Independent Trustees or their immediate family members owned any shares of the adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies).

Appendix D provides the dollar value of all shares of each Fund and of all funds in the Voya family of funds held directly or indirectly by each Trustee as of a recent date.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a three-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting.

For the fiscal year ended February 28, 2015, no Trustee attended fewer than 75% of the total meetings held by the Board or any Committees of which he or she is a member.

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Who are the officers of the Funds?

Each Fund’s officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The officers of each Fund, together with such person’s position with the Funds and principal occupation for the last five years, are listed in Appendix D.

What are the officers paid for their services?

The Funds do not pay its officers for the services they provide to the Funds. Instead, the officers, who are also officers or employees of Voya Investments, LLC (“Voya Investments” or “Adviser”) or its affiliates, are compensated by Voya Investments or its affiliates.

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General Information about the Proxy Statement

Who is asking for my vote?

The Board is soliciting your vote for the Annual Meeting of the Funds’ shareholders.

How is my proxy being solicited?

Solicitation of proxies is being made primarily by the mailing of the Notice of Annual Meeting of Shareholders, the Proxy Statement, and the Proxy Ballot on or about May 14, 2015. In addition to the solicitation of proxies by mail, employees of Voya Investments, and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Annual Meeting, the shareholder may submit the Proxy Ballot originally sent with the Proxy Statement, attend in person, or vote online by logging on to www.proxyvote.com/voya and following the online directions. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at (800) 992-0180.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Funds a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Annual Meeting other than the proposal discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each

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fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. A majority of shares entitled to vote shall constitute a quorum.

Adjournments

If a quorum is not present at the Annual Meeting, if there are insufficient votes to approve the Proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the applicable Fund and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal.

How many shares are outstanding?

Appendix F sets forth the number of shares of each Fund issued and outstanding as of the Record Date. Shares have no preemptive or subscription rights.

[To the knowledge of Voya Investments, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Funds, and the officers and Trustees own, as a group, less than 1% of the shares of any Fund.]

Appendix G hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of the Funds.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to each Fund, require each Fund’s officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of each Fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of each Fund’s securities and changes in such ownership with the U.S. Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Such persons are required by the SEC regulations to furnish the Funds with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Funds believe that during the fiscal year ended February 28, 2015, its Reporting Persons

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complied with all applicable filing requirements, except that each initial Form 3 filed on behalf of Vincent Costa and Peg Diorio was not filed on a timely basis.

Shareholder Communications with the Board of Trustees

Shareholders may send other communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to the Funds’ Secretary at the address on the front of this Proxy Statement.

What is the deadline to submit a proposal for the 2016 Annual Meeting?

It is anticipated that the next annual meeting of the Funds will be held in July 2016, but the exact date, time, and location of such meeting have yet to be determined. Any proposals of shareholders that are intended to be presented at the Funds’ next annual meeting must be in writing and received at the Funds’ principal executive offices no later than January 15, 2016, in order for the proposal to be considered for inclusion in the Funds’ proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Funds’ proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. As the Funds’ bylaws do not contain such an advance notice provision, for the Funds’ 2016 Annual Meeting of shareholders, shareholders must submit to such Fund written notice of a shareholder proposal on or before March 30, 2016.

Who are the Funds’ independent public accountants?

The Board has selected the accounting firm of KPMG LLP (“KPMG”) as the independent auditor of the Funds for the current fiscal year.

As part of its oversight of each Fund’s financial statements, in April 2015, the Audit Committee held a telephonic meeting to review and discuss with the Adviser and KPMG, each Fund’s audited financial statements for the fiscal year ended February 28, 2015. The Audit Committee discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from KPMG pursuant to PCAOB Rule 3526 and discussed KPMG’s independence with KPMG.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in each Fund’s Annual Reports to shareholders.

Submitted by the Audit Committee of the Funds’ Board of Trustees

Colleen D. Baldwin

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Peter S. Drotch (Chairperson)

Patrick W. Kenny

Joseph E. Obermeyer

Roger B. Vincent

The fees paid to KPMG for professional audit services during the Funds’ most recent fiscal years ended February 28, 2014 and February 28, 2015, amounts billed for other services rendered by KPMG to the Funds, and the aggregate non-audit fees billed by KPMG for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended February 28, 2014 and February 28, 2015 are described in Appendix H.

All of the services provided by the Funds’ independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to the Funds by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Funds provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s provision of non-audit services to, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Funds that were not required to be pre-approved is compatible with maintaining the independence of KPMG.

Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will attend such meeting telephonically.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Funds have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine

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the mailing of a proxy statement with household members, please inform the Funds in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this proxy solicitation?

The Funds will pay the expenses incurred in connection with the Notice of Annual Meeting of Shareholders, Proxy Statement, and the Annual Meeting, including printing, mailing, vote tabulation, legal, and out of pocket expenses.

In order that the presence of a quorum at the Annual Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

May 14, 2015

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

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Appendix A: 2015 Nominees

The following table sets forth information concerning the 2015 Nominees of the Funds. The address for each 2015 Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Board Positions Held by Trustee
Independent Trustees
Colleen D. Baldwin Age: 54	Trustee	IAE: 10/2007-Present IDE: 01/2008-Present IGA: 10/2007-Present IGD: 10/2007-Present IHD: 08/2010-Present IID: 07/2007-Present IRR: 10/2007-Present	President, Glantuam Partners, LLC, a business consulting firm (01/2009-Present).	158	DSM/Dentaquest, Boston MA (02/2014-Present).

Peter S. Drotch Age: 73	Trustee	IAE: 10/2007-Present IDE: 01/2008-Present IGA: 10/2007-Present IGD: 10/2007-Present IHD: 08/2010-Present IID: 10/2007-Present IRR: 10/2007-Present	Retired.	158	First Marblehead Corporation (09/2003-Present).

Russell H. Jones Age: 71	Trustee	All Funds: 05/2013- Present	Retired.	158	None.

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Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Board Positions Held by Trustee
Joseph E. Obermeyer Age: 57	Trustee	All Funds: 05/2013- Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (11/1999-Present).	158	None.

1.	The Board is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. At each annual meeting, one class of Trustees is elected to a three year term and serves until their successors are duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Funds under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

2.	For the purposes of this table, “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2015.

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Appendix B: 2016 and 2017 Trustees

The following table sets forth information concerning the 2016 and 2017 Trustees of the Funds. The address for each 2016 and 2017 Trustee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Board Positions Held by Trustee
Independent Trustees
John V. Boyer Age: 61	Chairperson Trustee	All Funds: 01/2014- Present IAE: 01/2007-Present IDE: 01/2008-Present IGA: 07/2005-Present IGD: 02/2005-Present IHD: 08/2010-Present IID: 05/2007-Present IRR: 09/2006-Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (01/2008-Present).	158	None.
Patricia W. Chadwick Age: 66	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA: 01/2006-Present IGD: 01/2006-Present IHD: 08/2010-Present IID: 05/2007-Present IRR: 09/2006-Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (01/2000-Present).	158	Wisconsin Energy Corporation (06/2006-Present) and The Royce Funds (35 funds) (12/2009-Present).

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Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Board Positions Held by Trustee
Albert E. DePrince, Jr. Age: 74	Trustee	All Funds: 05/2013-Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (08/1991-07/2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.
Patrick W. Kenny Age: 72	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA: 07/2005-Present IGD: 02/2005-Present IHD: 08/2010-Present IID: 05/2007-Present IRR: 09/2006-Present	Retired.	158	Assured Guaranty Ltd. (04/2004-Present).

Sheryl K. Pressler Age: 64	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA: 01/2006-Present IGD: 01/2006-Present IHD: 08/2010-Present IID: 05/2007-Present IRR:09/2006-Present	Consultant (05/2001-Present).	158	None.

27

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupations During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[2]	Other Board Positions Held by Trustee
Roger B. Vincent Age: 69	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA: 07/2005-Present IGD: 02/2005-Present IHD: 08/2010-Present IID: 05/2007-Present IRR: 09/2006-Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (03/1989-08/2011).	158	UGI Corporation (02/2006-Present); and UGI Utilities, Inc. (02/2006-Present).

Trustee who is an “Interested Person”
Shaun P. Mathews[3] Age: 59	Trustee	IAE: 01/2007-Present IDE: 01/2008-Present IGA: 06/2006-Present IGD: 06/2006-Present IHD: 08/2010-Present IID: 05/2007-Present IRR: 09/2006-Present	President and Chief Executive Officer, Voya Investments, LLC (11/2006-Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (12/2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, (3/2006-Present); and Voya Investment Trust Co. (4/2009-Present).

1.	The Board is divided into three classes, with the term of one class expiring at each annual meeting of each Fund. At each annual meeting, one class of Trustees is elected to a three year term and serves until their successors are duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Funds under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

2.	For the purposes of this table, “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global

28

Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2015.

3.	Mr. Mathews is deemed to be an “interested person” of the Funds, as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

29

Appendix C: Trustee Compensation Table

The following tables have been provided to the Funds by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Independent Trustees for the Funds’ fiscal year ended February 28, 2015 for service on the Board.

	Aggregate Compensation from the Funds (fiscal year ended February 28, 2015)							Total Compensation from Funds and Complex Paid to
Name of Trustee	IAE	IDE	IGA	IGD	IHD[1]	IID	IRR	Trustees
Colleen D. Baldwin	$512	1,080	704	2,844	729	231	730	$339,681
John V. Boyer	$616	1,299	847	3,422	877	278	878	$408,861
Patricia W. Chadwick	$512	1,081	705	2,846	730	231	731	$340,000
Albert E. DePrince, Jr.	$467	986	642	2,596	666	211	667	$310,000
Peter S. Drotch	$467	986	642	2,596	666	211	667	$310,000
J. Michael Earley[1]	$505	1,065	694	2,804	719	228	720	$335,000
Russell H. Jones	$502	1,060	691	2,792	716	227	717	$333,403
Patrick W. Kenny	$505	1,065	694	2,804	719	228	720	$335,000
Joseph E. Obermeyer	$510	1,075	701	2,831	726	230	727	$338,083
Sheryl K. Pressler	$565	1,192	777	3,139	804	255	805	$375,000
Roger B. Vincent	$472	995	649	2,620	672	213	672	$313,056

1.	Effective on December 31, 2014, J. Michael Earley retired as Trustee.

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Appendix D: Shares Owned by Trustees

The following table sets forth information regarding the dollar range of equity securities of the Funds and other funds in the Voya family of funds beneficially owned by each Trustee as of December 31, 2014.

Name of Trustee	IAE	IDE	IGA	IGD	IHD	IID	IRR	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Colleen D. Baldwin	$0	$0	$0	$0	$0	$0	$0	Over $100,000[1]
John V. Boyer	$0	$0	$0	$0	$0	$0	$0	Over $100,000
								Over $100,000[1]
Patricia W. Chadwick	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Albert E. DePrince, Jr.	$0	$0	$0	$0	$0	$0	$0	Over $100,000[1]
Peter S. Drotch	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Russell H. Jones	$0	$0	$0	$0	$0	$0	$0	Over $100,000[1]
Patrick W. Kenny	$0	$0	$0	$0	$0	$0	$0	Over $100,000
								Over $100,000[1]
Joseph E. Obermeyer	$0	$0	$0	$0	$0	$0	$0	Over $100,000[1]
Sheryl K. Pressler	$0	$0	$0	$0	$0	$0	$0	Over $100,000[1]
Roger B. Vincent	$0	$0	$0	$0	$0	$0	$0	Over $100,000
								Over $100,000[1]
Trustee who is an “Interested Person”
Shaun P. Mathews	$0	$0	$0	$0	$0	$0	$0	Over $100,000 Over $100,000[1]

1.	Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(K) plan.

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Appendix E: Officers

Information for each officer of the Funds is set forth in the table below:

Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During the Last Five Years
Shaun P. Mathews Age: 59	President and Chief Executive Officer	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 11/2006-Present IGD: 11/2006-Present IHD: 07/2010-Present IID: 04/2007-Present IRR:11/2006-Present	President and Chief Executive Officer, Voya Investments, LLC (11/2006-Present).
Michael J. Roland Age: 56	Executive Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present

Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (04/2012-Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (03/2011-12/2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (01/2007-04/2012); and Chief Compliance Officer, Voya Family of Funds (03/2011-02/2012).

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Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During the Last Five Years
Stanley D. Vyner Age: 64	Executive Vice President Chief Investment Risk Officer

IAE: 01/2007-Present

IDE: 11/2007-Present

IGA: 07/2005-Present

IGD: 01/2005-Present

IHD: 07/2010-Present

IID: 04/2007-Present

IRR:08/2006-Present

IAE, IDE, IGA, IGD, IID, and IRR: 09/2009-Present

IHD: 07/2010-Present

Executive Vice President, Voya Investments, LLC (07/2000-Present) and Chief Investment Risk Officer, Voya Investments, LLC (01/2003-Present).
Kevin M. Gleason Age: 48	Chief Compliance Officer	All Funds: 02/2012-Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (02/2012-Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (06/2004-01/2012).

Todd Modic Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 05/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Senior Vice President, Voya Funds Services, LLC (03/2005-Present).

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Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During the Last Five Years
Kimberly A. Anderson Age: 50	Senior Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Senior Vice President, Voya Investments, LLC (10/2003-Present).
Julius Drelick III Age: 48	Senior Vice President	All Funds: 07/2012-Present	Senior Vice President-Head of Fund Compliance, Voya Funds Services, LLC (06/2012-Present); and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (01/2014-Present). Formerly, Vice President-Platform Product Management & Project Management, Voya Investments, LLC (04/2007-06/2012).

Robert Terris Age: 44	Senior Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 05/2006-Present IGD: 05/2006-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (01/2006-Present).
Fred Bedoya Age: 42	Vice President and Treasurer	All Funds: 09/2012-Present	Vice President, Voya Funds Services, LLC (03/2012-Present). Formerly, Assistant Vice President-Director, Voya Funds Services, LLC (03/2003-03/2012).

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Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During the Last Five Years
Maria M. Anderson Age: 56	Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Vice President, Voya Funds Services, LLC (09/2004-Present).
Lauren D. Bensinger Age: 61	Vice President	IAE: 01/2007-Present IDE:11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (02/1996-Present); Vice President, Voya Investments, LLC (10/2004-Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (04/2010-Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (01/2013-Present); Money Laundering Reporting Officer, Voya Investment Management Trust Co. (10/2012-Present).
Sara Donaldson Age: 55	Vice President	All Funds: 09/2014-Present	Vice President, Voya Funds Services, LLC (04/2014-Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (09/ 1997-03/2014).

Robyn L. Ichilov Age: 47	Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Vice President, Voya Funds Services, LLC (11/1995-Present) and Voya Investments, LLC (08/1997-Present). Formerly, Treasurer, Voya Family of Funds (11/1999-02/2012).

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Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During the Last Five Years
Jason Kadavy Age: 39	Vice President	All Funds: 09/2012- Present	Vice President, Voya Funds Services, LLC (07/2007-Present).
Kimberly K. Springer Age: 58	Vice President	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 03/2006-Present IGD: 03/2006-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (07/2012-Present); Vice President, Voya Investment Management Voya Family of Funds (03/2010-Present) and Vice President, Voya Funds Services, LLC (03/2006-Present). Formerly Managing Paralegal, Registration Statements (06/2003-07/2012).
Craig Wheeler Age: 46	Vice President	All Funds: 05/2013 - Present	Vice President-Director of Tax, Voya Funds Services, LLC (03/2013-Present). Formerly, Assistant Vice President-Director of Tax, Voya Funds Services, LLC (03/2008-03/2013).

Huey P. Falgout, Jr. Age: 51	Secretary	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Senior Vice President and Chief Counsel*, Voya Family of Funds (March 2010-Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (10/2003-03/2010).
Paul A. Caldarelli Age: 63	Assistant Secretary	IAE, IDE, IGA, IGD, IID, and IRR: 06/2010-Present IHD: 07/2010-Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (03/2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (4/2008-03/2010).

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Name and Age	Positions Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During the Last Five Years
Theresa K. Kelety Age: 52	Assistant Secretary	IAE: 01/2007-Present IDE: 11/2007-Present IGA: 07/2005-Present IGD: 01/2005-Present IHD: 07/2010-Present IID: 04/2007-Present IRR: 08/2006-Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (03/ 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/2008-03/2010).

1.	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

*Voya Investment Management – Mutual Fund Legal Department

37

Appendix F: Common Shares Outstanding

The following table sets forth the Common Shares outstanding for each Fund as of the Record Date.

Fund	Number of Common Shares Outstanding
IAE	12,651,007.000
IDE	19,805,000.000
IGA	18,353,572.000
IGD	97,548,925.000
IHD	19,539,819.000
IID	8,405,206.000
IRR	22,766,048.000

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Appendix G: 5% Beneficial Ownership

Fund	Name and Address of Shareholder[1]	Percentage of Fund
IAE	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.961%

IDE	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.967%

IGA	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.948%

IGD	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.886%

IHD	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.957%

IID	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.880%

IRR	Cede & Co PO Box 20 Bowling Green Station New York, NY 10274	99.967%

1.	This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

39

Appendix H: Fees Paid to the Independent Registered Public Accountants

The following table shows fees paid to KPMG for professional audit services during the Funds’ most recent fiscal years ended February 28, 2015 and February 28, 2014, as well as fees billed for other services rendered by KPMG to the Funds.

	Audit Fees[1]		Audit-Related Fees[2]		Tax Fees[3]		All Other Fees[4]
Fund	2015	2014	2015	2014	2015	2014	2015	2014
IAE	$26,600	$26,600	$2,525	$2,400	$10,210	$10,426	$387	$0
IDE	$26,600	$26,600	$2,525	$2,400	$10,210	$10,717	$849	$0
IGA	$26,600	$26,600	$2,525	$2,400	$10,210	$10,567	$3,038	$0
IGD	$26,600	$26,600	$2,525	$2,400	$10,210	$11,518	$2,194	$0
IHD	$26,600	$26,600	$2,525	$2,400	$10,210	$10,521	$1,880	$0
IID	$26,600	$26,600	$2,525	$2,400	$10,210	$10,317	$179	$0
IRR	$24,200	$24,200	$2,525	$2,400	$10,210	$10,543	$594	$0

1.	Audit fees consist of fees billed for professional services rendered for the audit of the Funds’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

2.	Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

3.	Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

4.	All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The following tables presents: (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended February 28, 2015 and February 28, 2014; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates, by the independent registered public accounting firm for the same time periods.

Aggregate Non-Audit Fees
Registrant/Investment Adviser	2015	2014
IAE	$13,122	$12,826
IDE	$13,584	$13,117
IGA	$15,773	$12,967
IGD	$14,929	$13,918
IHD	$14,615	$12,921
IID	$12,914	$12,717
IRR	$13,329	$12,943
Voya Investments, LLC[1]	$211,825	$345,500

1.	Includes fees paid by the Adviser and any affiliates of the Adviser that are subsidiaries of Voya Financial, Inc.

40

VOYA CCE-PRX-0514

EVERY SHAREHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 1, 2015 Please detach at perforation before mailing. PROXY VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUNDPROXY ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 1, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Asia Pacific High Dividend Equity Income Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 1, 2015 at 1:00 p.m. (Local time), at 7337 EastDoubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledgesreceipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for trustee(Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 Note: Please sign exactly as your name(s) appear(s) on this Proxy. Jointowners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature and Title, if applicable Signature (if held jointly) Date IAE_26610_041715 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 1, 2015. The Proxy Statement/Prospectus and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 14, 2015 and upon all other such matters as may properly come before the meeting or any adjournment thereof. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: 1. To elect four Class I Nominees to the Board of Trustees to serve until the 2018 Annual Meeting of Shareholders. 01. Colleen D. Baldwin 02. Peter S. Drotch 03. Russell H. Jones 04. Joseph E. Obermeyer INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below. 2. To transact such other business as may properly come before the Annual Meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE IAE_26610_041715 FOR WITHHOLD FOR ALL ALL ALL EXCEPT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 1, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Emerging Markets High Dividend Equity Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 1, 2015 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature and Title, if applicable Signature (if held jointly) Date IHD_26610_041715 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 1, 2015 PROXY PROXY

EVERY SHAREHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 1, 2015. The Proxy Statement/Prospectus and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 14, 2015 and upon all other such matters as may properly come before the meeting or any adjournment thereof. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: 1. To elect four Class III Nominees to the Board of Trustees to serve until the 2018 Annual Meeting of Shareholders. 01. Colleen D. Baldwin 02. Peter S. Drotch 03. Russell H. Jones 04. Joseph E. Obermeyer INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below. 2. To transact such other business as may properly come before the Annual Meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE IHD_26610_041715 FOR WITHHOLD FOR ALL ALL ALL EXCEPT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 1, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Global Advantage and Premium Opportunity Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 1, 2015 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature and Title, if applicable Signature (if held jointly) Date IGA_26610_041715 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 1, 2015 PROXY PROXY

EVERY SHAREHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 1, 2015. The Proxy Statement/Prospectus and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 14, 2015 and upon all other such matters as may properly come before the meeting or any adjournment thereof. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: 1. To elect four Class III Nominees to the Board of Trustees to serve until the 2018 Annual Meeting of Shareholders. 01. Colleen D. Baldwin 02. Peter S. Drotch 03. Russell H. Jones 04. Joseph E. Obermeyer INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below. 2. To transact such other business as may properly come before the Annual Meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE IGA_26610_041715 FOR WITHHOLD FOR ALL ALL ALL EXCEPT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 1, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Global Equity Dividend and Premium Opportunity Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 1, 2015 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature and Title, if applicable Signature (if held jointly) Date IGD_26610_041715 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 1, 2015 PROXY PROXY

EVERY SHAREHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 1, 2015. The Proxy Statement/Prospectus and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 14, 2015 and upon all other such matters as may properly come before the meeting or any adjournment thereof. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: 1. To elect four Class III Nominees to the Board of Trustees to serve until the 2018 Annual Meeting of Shareholders. 01. Colleen D. Baldwin 02. Peter S. Drotch 03. Russell H. Jones 04. Joseph E. Obermeyer INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below. 2. To transact such other business as may properly come before the Annual Meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE IGD_26610_041715 FOR WITHHOLD FOR ALL ALL ALL EXCEPT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 1, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Infrastructure, Industrials and Materials Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 1, 2015 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature and Title, if applicable Signature (if held jointly) Date IDE_26610_041715 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 1, 2015 PROXY PROXY

EVERY SHAREHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 1, 2015. The Proxy Statement/Prospectus and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 14, 2015 and upon all other such matters as may properly come before the meeting or any adjournment thereof. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: 1. To elect four Class II Nominees to the Board of Trustees to serve until the 2018 Annual Meeting of Shareholders. 01. Colleen D. Baldwin 02. Peter S. Drotch 03. Russell H. Jones 04. Joseph E. Obermeyer INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below. 2. To transact such other business as may properly come before the Annual Meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE IDE_26610_041715 FOR WITHHOLD FOR ALL ALL ALL EXCEPT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 1, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya International High Dividend Equity Income Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July 1, 2015 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature and Title, if applicable Signature (if held jointly) Date IID_26610_041715 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 1, 2015 PROXY PROXY

EVERY SHAREHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 1, 2015. The Proxy Statement/Prospectus and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 14, 2015 and upon all other such matters as may properly come before the meeting or any adjournment thereof. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: 1. To elect four Class I Nominees to the Board of Trustees to serve until the 2018 Annual Meeting of Shareholders. 01. Colleen D. Baldwin 02. Peter S. Drotch 03. Russell H. Jones 04. Joseph E. Obermeyer INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below. 2. To transact such other business as may properly come before the Annual Meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE IID_26610_041715 FOR WITHHOLD FOR ALL ALL ALL EXCEPT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. VOYA NATURAL RESOURCES EQUITY INCOME FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 1, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of Voya Natural Resources Equity Income Fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held July ,1 2015 at 1:00 p.m. (Local time), at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, and any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast "FOR" the nominees for trustee (Proposal 1). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature and Title, if applicable Signature (if held jointly) Date IRR_26610_041715 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona on July 1, 2015 PROXY PROXY

EVERY SHAREHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on July 1, 2015. The Proxy Statement/Prospectus and Notice of Annual Meeting are available at: www.proxyvote.com/voya IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 14, 2015 and upon all other such matters as may properly come before the meeting or any adjournment thereof. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: 1. To elect four Class II Nominees to the Board of Trustees to serve until the 2018 Annual Meeting of Shareholders. 01. Colleen D. Baldwin 02. Peter S. Drotch 03. Russell H. Jones 04. Joseph E. Obermeyer INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below. 2. To transact such other business as may properly come before the Annual Meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE IRR_26610_041715 FOR WITHHOLD FOR ALL ALL ALL EXCEPT